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                                                                    EXHIBIT 10.7

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), AND THIS WARRANT CANNOT BE SOLD OR TRANSFERRED AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT CANNOT BE SOLD OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY ISSUING THIS WARRANT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.

                                                                   40,000 Shares
                                                         (Subject to Adjustment)

                                 AAC CORPORATION

                          COMMON STOCK PURCHASE WARRANT

                                  June 26, 1998

                  This certifies that, for value received, Venture Communications Corporation ("Warrantholder") is entitled to subscribe for and purchase from AAC Corporation, a California corporation ("Company"), 40,000 shares of the Company's Common Stock ("Warrant Stock"), at the price of $5.41 per share ("Exercise Price"), subject to the terms and conditions stated herein.

         1.       Exercise of Warrant.

                  1.1 Exercisability of Warrant. This Warrant shall become immediately exercisable.

                  1.2 Manner of Exercise. Subject to Section 1.1, the rights represented by this Warrant may be exercised in whole or in part by the Warrantholder by the surrender of this Warrant and delivery of an executed Subscription Agreement in the form attached hereto as Schedule A to the Company at its principal executive office located at 18300 Von Karman Avenue, 8th Floor, Irvine, California 92612, or such other place as the Company shall designate in writing, at any time or times prior to the Expiration Date (as defined below), accompanied by payment for the Common Stock so subscribed for (i) in cash or certified bank or cashier's checks or (ii) at Warrantholder' s election, by way of an offset against amounts owed by the Company to Warrantholder as evidenced by the Company's Subordinated Promissory Note dated June 26, 1998 in favor of Warrantholder.

                  1.3 Expiration Date. This Warrant shall terminate on the date which is five (5) years from the date of this Warrant ("Expiration Date").

         2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Warrantholder as follows:

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                  2.1      Organization. The Company (i) is a corporation duly
organized, validly existing and in good standing under the laws of the State of California and (ii) has all requisite power and authority to carry on its business, to own and hold its properties and assets, and to issue and carry out the provisions of this Warrant.

                  2.2 Authorization. The execution, delivery and performance by the Company of this Warrant have been duly and validly authorized by the Company's Board of Directors, and no authorization or approval of the Company's stockholders is required in connection therewith. This Warrant constitutes the legal, valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally.

                  2.3 No Conflict. The execution, delivery and performance by the Company of this Warrant: (i) will not conflict with, result in a breach of or constitute a default under any material contract, agreement, indenture, loan or credit agreement, deed of trust, mortgage, lease, security agreement or other arrangement to which the Company is a party or by which the Company or any of its properties or assets is bound or affected; (ii) will not cause the Company to violate or contravene any provision of its Articles of Incorporation or Bylaws; or (iii) will not conflict with or result in a breach of or require any authorization, consent, approval, permit, exemption or other action by or notice to any court or administrative or governmental body pursuant to any law, statute, rale or regulation to which the Company is subject or any material instrument, order, judgment or decree to which the Company is subject.

                  2.4 Warrant Stock. All of the shares of Common Stock issuable upon exercise of this Warrant have been duly authorized and reserved for issuance and, upon payment thereon and issuance thereof in accordance with the terms of this Warrant, will be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and other charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which this Warrant may be exercised the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

         3.       Restrictions on Transfer.

                  3.1 Restrictions on Transfer and Warrantholder Representations. In acquiring the Warrant and the Warrant Stock (collectively, the "Securities"), Warrantholder makes the following representations, warranties and agreements:

                  (a) The Warrant is acquired for Warrantholder' s own account for investment purposes and not with a view to any offering or distribution, and Warrantholder has no present intention of selling or otherwise disposing of the Warrant or the Warrant Stock in violation of applicable securities laws. Upon exercise, Warrantholder will confirm, in respect of securities obtained upon such exercise, that Warrantholder is acquiring such securities for Warrantholder's own account and not with a view to any offering or distribution in violation of applicable

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securities laws. Warrantholder acknowledges that shares of Warrant Stock issued upon exercise of this Warrant will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and will be "restricted securities" as that term is defined in Rule 144 promulgated under the Securities Act.

                  (b) The Securities shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Warrant, which conditions are intended, among other things, to ensure compliance with the provisions of the Securities Act. The Warrantholder will cause any proposed purchaser, assignee, transferee or pledgee of the Securities held by the Warrantholder to agree to take and hold such Securities subject to the provisions and upon the conditions specified in this Warrant.

                  (c) Warrantholder represents and warrants to the Company the following:

                           (i)      Warrantholder has received all the
         information it considers necessary or appropriate to evaluate the risks and merits of an investment in the Company, and has had an opportunity to discuss the Company's business, management, financial affairs and prospects with the Company's management.

                           (ii) Warrantholder is able to bear the economic risks related to a purchase of the Securities. Warrantholder has the capacity to protect its own interests in connection with the subject transactions.

                  3.2 Restrictive Legend. Each certificate representing (i) the shares of Warrant Stock and (ii) any other securities issued in respect of the securities referenced in clause (i) upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT."

                  Warrantholder consents to the Company making a notation on its records and giving instructions to any transfer agent of the securities of the Company required to bear the legend set forth above in order to implement the restrictions on transfer established in this Section 3.

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         4.       Adjustments. The number of shares of Common Stock for which
Warrantholder is entitled to subscribe and purchase from the Company pursuant to this Warrant and the Exercise Price for such shares shall be subject to adjustment from time to time only as follows:

                  4.1 Adjustments for Stock Splits and Combinations. If the Company at any time or from time to time after the date hereof effects a subdivision of the outstanding Common Stock, the number of shares of Common Stock for which Warrantholder is entitled to subscribe and purchase from the Company upon exercise of this Warrant shall be proportionately increased and the Exercise Price then in effect immediately before the subdivision shall be proportionately decreased, and conversely, if the Company at any time or from time to time after the date hereof combines the outstanding shares of Common Stock, the number of shares of Common Stock for which Warrantholder is entitled to subscribe and purchase from the Company shall be proportionately decreased and the Exercise Price then in effect immediately before the subdivision shall be proportionately increased. Any adjustment under this subsection shall become effective at the close of business on the date the subdivision or combination becomes effective.

                  4.2 Adjustments for Certain Dividends and Distributions. In the event the Company at any time or from time to time after the date hereof makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the number of shares of Common Stock for which Warrantholder is entitled to subscribe and purchase from the Company upon exercise of this Warrant shall be proportionately increased and the Exercise Price then in effect shall be proportionately decreased as of the time of such issuance or, in the event such a record date is fixed, as of the close of business on such record date; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the number of shares of Common Stock for which Warrantholder is entitled to subscribe and purchase from the Company and the Exercise Price therefor shall be recomputed accordingly as of the close of business on such record date and thereafter the number of shares of Common Stock then issuable on exercise of this Warrant and the Exercise Price therefor shall be adjusted pursuant to this subsection as of the time of actual payment of such dividends or distributions.

                  4.3 Adjustment for Reclassification, Exchange and Substitution. If the Common Stock issuable upon the exercise of this Warrant is changed into the same or a different number of shares of any class or classes of stock, whether by reclassification, recapitalization or otherwise (other than a subdivision or combination of shares or stock dividend or a capital reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 4), then and in any such event Warrantholder shall have the right thereafter to purchase the kind and amount of stock and other securities and property receivable upon such reclassification, recapitalization or other change, by holders of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant immediately prior to such reclassification, recapitalization or change, all subject to further adjustment as provided herein.

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                  4.4      Adjustment for Reorganizations, Mergers,
Consolidations or Sales of Assets. If at any time or from time to time there is a capital reorganization or any merger of the Company with or into any other corporation or corporations or a sale of all or substantially all of the assets of the Company to any other person or any voluntary or involuntary liquidation, dissolution or winding up of the Company (any such transaction referred to herein as a "Reorganization") involving the Common Stock then, as a part of such Reorganization, provision shall be made so that Warrantholder shall thereafter be entitled to receive, upon exercise of this Warrant, the number of shares of stock or other securities or property of the Company or of the successor corporation resulting from such Reorganization to which a holder of Common Stock deliverable upon exercise of this Warrant would have been entitled on such Reorganization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of Warrantholder after such Reorganization to the end that the provisions of this
Section 4 (including adjustments of the Exercise Price then in effect and number of shares of stock purchasable upon exercise of this Warrant) shall be applicable after that event and be as nearly equivalent to the provisions hereof as may be practicable.

                  4.5 Notice of Adjustments. Upon any adjustments of the Exercise Price or the amount or kind of securities or other property issuable upon exercise of this Warrant, then and in each case the Company shall give written notice of such adjustment by first class mail, postage prepaid, addressed to the Warrantholder at its address registered on the books of the Company, which notice shall state the Exercise Price resulting from such adjustment and the amount and kind of securities purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                  4.6 Notice of Record Date. In the event of (i) any taking by the Company of a record of the holders of any class of Common Stock for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any capital transaction that the Company proposes to effect requiring adjustments pursuant to this Section 4 ("Capital Transaction"), the Company shall mail to Warrantholder at least ten (10) days prior to the date specified therein, a notice specifying (1) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (2) the date on which any such Capital Transaction is expected to become effective, and (3) the time, if any, that is to be fixed, as to when the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such Capital Transaction.

         5.       [Reserved].

         6. No Voting Rights. Except as set forth herein, this Warrant shall not entitle the Warrantholder to any voting rights or other rights as a stockholder of the Company, and no dividend or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares of Warrant Stock which may be purchased hereunder until and unless, and except to the extent that, the Warrantholder has duly exercised its rights under this Warrant.

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         7.       Loss or Mutilation. Upon receipt by the Company of evidence satisfactory to it in the exercise of reasonable discretion, of the ownership of and the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of indemnity satisfactory to it in the exercise of reasonable discretion, and, in the case of mutilation, upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

         8. No Impairment. The Company will not, by amendment of its Fourth Amended and Restated Certificate of Incorporation or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrantholder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any share of stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares upon the exercise of this Warrant at the time outstanding.

         9. Reports. The Company shall provide to the Warrantholder, promptly after filing thereof, copies of all reports which the Company files with the Securities and Exchange Commission.

         10.      Miscellaneous Matters.

                  (a) As used herein, the term "Common Stock" shall mean the Company's presently authorized Common Stock and stock of any other class into which such presently authorized Common Stock may hereafter have been converted.

                  (b) As used herein, the word "person" shall mean an individual or entity.

                  (c) This Warrant and the name and address of the Warrantholder have been registered in a Warrant Register that is kept at the principal office of the Company, and the Company may treat the holder so registered as the owner of this Warrant for all purposes.

                  (d) This Warrant shall be governed by and interpreted in accordance with the internal laws, and not the law of conflicts, of the State of California.

                  (e) All notices under this Warrant shall be given as set forth in this Warrant.

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                  (f)      The Company will not, at any time, except upon
dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

                                                   AAC CORPORATION,
                                                   a California corporation

                                                   By: /s/ David M. Cunningham
                                                       -------------------------
                                                       VP/COO/CFO

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                             SUBSCRIPTION AGREEMENT

                                             Date:

To: AAC Corporation

                  The undersigned, pursuant to the provisions set forth in the AAC Corporation Common Stock Purchase Warrant dated as of _____________________, 1998, hereby agrees to subscribe for and purchase ______________ shares of the Common Stock covered by such Warrant, and makes payment herewith in full for such Common Stock at the Exercise Price.

                  The undersigned represents and warrants to you that the undersigned is acquiring the shares covered hereby for the undersigned's own account for investment purposes and not with a view to any offering or distribution in violation of applicable securities laws.

                                              Signature:

                                            Printed Name
                                              and Title:

                                                Address: